NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2003


This prospectus explains the investment objective, policies, strategies and risks associated with the Trust. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference. Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS
FUND PROFILE ******************************************************************2
Objectives ********************************************************************2
Principal Strategies **********************************************************2
Principal Risks ***************************************************************3
Suitability *******************************************************************4
Performance *******************************************************************5
FEES AND EXPENSES *************************************************************6
FUND MANAGEMENT ***************************************************************7
SALES WITHOUT "SALES CHARGE" **************************************************7
SHAREHOLDER INFORMATION *******************************************************8
General Information ***********************************************************8
Account Registrations *********************************************************9
Buying Shares ****************************************************************10
Investment Plans *************************************************************12
Selling Shares ***************************************************************12
Exchanging Shares ************************************************************13
Dividends and Distributions **************************************************15
Tax Consequences *************************************************************16
Trust Policies ***************************************************************16
FINANCIAL HIGHLIGHTS *********************************************************17
DESCRIPTION OF S&P CORPORATE BOND RATINGS ************************************19
APPENDIX COMPOSITION OF FIXED INCOME SECURITIES ******************************20 ADDITIONAL INFORMATION *******************************************************21

Fund Profile
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.
Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount, or purchased at a premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range. The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis. From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all. In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:
        *The creditworthiness of an issuer affecting its ability to make current interest payments on debt;
        *Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;
        *Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;
        *The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.
Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt. You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. The chance that falling interest rates will cause the Trust's income to decline. Income risk is generally moderate for bond funds with the Trust's emphasis; however, investors should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay to $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. The chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Suitability
The Trust may be appropriate for investors who seek one or more of the following:

        *production of income over the long-term;
        *a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:
        *an investment in the Trust involves risk and should be part of a balanced investment program;
        *the Trust is generally for investors with longer-term investment horizons;
        *there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;
        *Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2002:
(graph omitted)

Best quarter: 1st quarter 1993, up 8.21%
Worst quarter: 3rd quarter 1998, down -10.45%

                           Average Annual Total Return
                         Periods Ended December 31, 2002
                                        1 Year          5 Years         10 Years
Northeast Investors Trust
Return before taxes                     3.23%            0.29%             7.48%
Return after taxes on distributions    -0.14%           -3.64%             3.42%
Return after taxes on distributions
and sale of Fund Shares                 1.93%           -1.59%             4.08%

Merrill Lynch High Yield
Master II Index 1                      -1.89%            0.52%             6.05%

1 The Merrill Lynch High Yield Master II Index, which is comprised of 1,800 high yield bond issues, is shown for comparative purposes only and reflects no deductions for fees, expenses, or taxes

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.
        Shareholder Fees                                Annual Trust
   (Fees Paid Directly From                          Operating Expenses
        Your Investment)                         (Expenses That Are Deducted
                                                       From Fund Assets)
Maximum Sales Charge
(Load) Imposed on                              Trustees' Fees..............0.50%
Purchases..............None                    Distribution (12b-1 Fees)...None
Maximum Deferred Sales                         Other Expenses..............0.20%
Charge (Load)..........None                    Including:
Maximum Sales Charge                           Interest Expense............0.00%
(Load) Imposed on                              Operating Expense...........0.20%
Reinvested Dividends...None                    Total Annual Trust Operating
Redemption Fee.........None                    Expenses....................0.70%


Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:
                1 year          3 years          5 years        10 years
                 $72             $224             $390            $871

EXPENSES
Under the Declaration of Trust, the Trustees receive an annual fee equal to 1 /2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.
From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for North-east Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.
Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

SALES WITHOUT  "SALES CHARGE"
The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION
General Information
For account, product and service information, please use the following web site, telephone number or address:
        *For information over the Internet including on-line access to your account visit the Trust's web site at www.northeastinvestors.com;

        *For information over the telephone use 1-800-225-6704;
        *For information by mail use

                            Northeast Investors Trust
                               50 Congress Street
                                Boston, MA 02109

Backup withholding - By law Northeast Investors Trust must withhold 30% of any taxable distributions or redemptions from your account if you do not:
        *Provide us with your correct taxpayer identification number; *Certify that the taxpayer identification is correct; and *Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the fund's tax consequences for you.

Account Registrations
Some of the different ways to set up (register) your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (need to request special application)

Retirement
For tax-advantaged retirement savings
        *Traditional Individual Retirement Accounts (IRAs) *Roth IRAs *Roth Conversion IRAs *Rollover IRAs *Coverdale Education Savings Plan (formerly Educational IRAs) *SIMPLE IRAs *Simplified employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups


Buying Shares
Your initial investment must be accompanied by a completed Application. The form is included along with this Prospectus or one can be printed from our web site. You may purchase shares of the Trust at the per share NAV next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust. The Trust no longer issues certificates for purchases.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Trust's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Trust.

If you place an order to purchase shares and your payment is not received, your transaction may be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result.

How to buy shares

By Check
Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust.

By Telephone/Internet
You may make purchases to your already existing account via the telephone or internet. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Simply submit your payment with the Invest-By- Mail form from the bottom of the statement.


By Exchange Purchase
You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders: in writing, on-line, by fax, or by telephone.

Your purchase price
You buy shares at the Fund's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:
        *The minimum initial investment in the Trust for each account is $1,000
         ($500 for IRAs);
        *Checks must be drawn on U.S. banks. Third party checks are not acceptable;
        *The Trust does not accept cash;
        *There is no minimum for subsequent investment either by mail, telephone or exchange;
        *There is a $100,000 maximum for telephone investments.
        *The Trust may reject initial investments if certain required information is not supplied on the new account application.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking account.
No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.


Investment Plans
The Trust offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the back cover of this Prospectus.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, acheck will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Ex-change after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

        *The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners;

        *You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

        *For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

        *In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

        *If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        *Redemptions will only be made payable to the registered shareholder(s);

        *A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

        *Telephone redemptions will not be made (unless confirmed in writing on the same day by hand delivered notice or facsimile to (617) 523-5412 or
         (617) 742-5666 before the close of the NYSE);

        *Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted.

        *The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should con-sider specific taxpayer restrictions, penalties and procedures that may be associ-ated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.


However, you should note the following policies and restrictions governing exchanges:

        *You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

        *Before exchanging into a fund, read its prospectus;

        *Exchanges may have tax consequences for you;

        *If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        *Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

        *The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information;

        *Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.



Dividends and Distributions
The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

(1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

(2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

(3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: The Trust strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.


Tax Consequences
As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies
The following policies apply to you as a shareholder. Statements and reports that the Trust sends to you include the following:

        *Confirmation of each purchase and sale;

        *Confirmation of your dividend payment;

        *Financial reports (every six months);

        *Year-end statement.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 30% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 30% of your taxable distributions and redemptions.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, indepen-dent accountant, whose report on the financial statements and financial highlights for the year ended September 30, 2002 is included in the Statement of Additional Information, which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                        2002#        2001        2000       1999       1998       1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data^
Net Asset Value:
 Beginning of
Period                  $7.42        $9.08       $10.08     $10.42     $11.79     $10.90     $10.33     $10.02      $9.94      $9.50
------------------------------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations:
Net investment
income                   0.65         0.92        1.02       1.05       1.01       0.98       0.98       0.98        0.98       1.04
Net realized and
unrealized gain
(loss) on
investment              -0.35        -1.61       -0.90      -0.23      -1.42       0.91       0.58       0.29        0.09       0.42
Total from
investment
operations               0.30        -0.69        0.12       0.82      -0.41       1.89       1.56       1.27        1.07       1.46
Less Distributions:
Net investment
income                  -0.67        -0.97       -1.12      -0.98      -0.96       -1.00      -0.99      -0.96      -0.99      -1.02
Capital Gain               -            -          -        -0.18         -          -         -          -           -          -
Net Asset Value:
End of Period           $7.05       $7.42       $9.08      $10.08     $10.42      $11.79    $10.90     $10.33      $10.02      $9.94
                        =====        =====      ======     ======     ======      ======     ======     ======      =====      =====

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Total Return            4.00%       -8.18%      1.29%       7.99%     -4.13%      18.16%    15.98%     13.44%     10.96%      16.25%
------------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data

Net assets end of
period (in
millions)              $1,471.5    $1,172.1    $1,430.6    $2,059.1   $2,046.7    $2,074.2  $1,200.5    $797.6     $582.1     $475.0
Ratio of operating
  expenses to
  average
  net assets *           0.70%       0.86%       1.22%       0.73%     0.70%       0.65%     0.69%       1.02%      1.06%      1.21%
Ratio of interest
  expense to average
  net assets             0.00%       0.21%       0.61%       0.12%     0.09%       0.01%     0.03%       0.35%      0.36%      0.48%
Ratio of net investment
  income to average
  net assets             8.61%       11.10%      10.84%      9.99%     8.73%       8.65%     9.41%       9.77%      9.37%     10.53%
Portfolio turnover
  rate                    18%         22%          4%         27%        64%        33%       32%         41%        73%        76%

* Includes Interest Expense
^ Per Share Data calculated using the Average Share Method

#As required, effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.




                    DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


              AAA           Highest quality.  Ability to pay interest and
                            principal very strong.
              AA            High quality.   Ability to pay interest and
                            principal strong.
               A            Medium to high quality. Ability to pay interest and
                            principal, but more susceptible to changes in
                            circumstances and the economy.
              BBB           Medium quality.  Adequate ability to pay, but highly
                            susceptible to adverse circumstances.
              BB            Speculative.  Less near-term likelihood of default
                            relative to other speculative issues.
               B            Current capacity to pay interest and principal, but
                            highly susceptible to changes in circumstances.
              CCC           Likely to default, where payment of interest and
                            principal is dependent on favorable circumstances.
              CC            Debt subordinate to senior debt rated CCC.
               C            Debt subordinate to senior debt rated CCC-.
               D            Currently in default, where interest or principal
                            has not been made as promised.




                APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES

         The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended December 31, 2001. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                                         Fixed Income
Category                                                            Composition
--------                                                            -----------
Unrated.................................................                8.9%
AAA.....................................................               17.6%
AA......................................................                 -
A.......................................................                0.2%
BBB.....................................................                0.8%
BB......................................................                7.1%
B.......................................................               39.1%
CCC.....................................................               16.5%
CC, C, D................................................                9.8%



ADDITIONAL INFORMATION
You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI con-tains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commis-sion and is incorporated by reference into this Prospectus (is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's perform-ance during its last fiscal year.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:
                           Northeast Investors Trust
                               50 Congress Street
                                Boston, MA 02109
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.

                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                          Boston, Massachusetts 02109
                                 (800) 225-6704

                         Shares of Beneficial Interest

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2003


This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2003 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.



TABLE OF CONTENTS                                               Page

The Trust                                                       B-2
Investment Objectives, Policies
 and Restrictions                                               B-2
Trustees and Officers                                           B-4
Compensation of Trustees                                        B-6
Custodian and Independent Accountants                           B-7
Bank Loans                                                      B-7
Brokerage                                                       B-8
Price and Net Asset Value                                       B-8
Shareholder Plans                                               B-9
Tax-Advantaged Retirement Plans                                 B-10
Dividends, Distributions & Federal Taxes                        B-12
Capital Shares                                                  B-13
Historical Performance Information                              B-13
Financial Statements                                            B-15




                                   THE TRUST


        Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

        In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants.
(17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

        The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2002 and 2001 the rates of total portfolio turnover were 17.61% and 22.03% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


                                               TRUSTEES AND OFFICERS
         The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, C. Earl Russell,
Fred L. Glimp, J. Murray Howe and Peter J. Blampied.  Under Massachusetts law, the Trustees are generally responsible for the management of the Trust.  The following table provides certain information about the Trust's
Trustees and Officers:


                                                                                      Principal
                                Position(s) Held              Length of          Occupation(s) During      Other Directorships
Name, Address and Age              with Trust              Time Served (1)           Last 5 Years            held by Trustee
---------------------              ----------              -----------               ------------            ---------------
Trustees Who Are "Interested Persons" of the Trust and Officers
---------------------------------------------------------------
Ernest E. Monrad                   Trustee                    42 Years            Trustee of the Trust,    Century Shares Trust
50 Congress Street                                                                Chairman until May,
Boston, MA                                                                              2000               Century Capital
Age 72                                                                                                     Management Trust

                                                                                                           The New America High
                                                                                                           Income Fund, Inc.
                                                                                                           Northeast Investors
                                                                                                           Growth Fund
Bruce H. Monrad                    Chairman and Trustee       9 Years             Trustee and Officer of
50 Congress Street                                                                the Trust
Boston, MA
Age 40
William A. Oates, Jr.              President                  22 years            Trustee and President
50 Congress Street                                                                of Northeast Investors
Boston, MA                                                                        Growth Fund
Age 60
Gordon C. Barrett                  Executive Vice President   15 years            Officer of the Trust,
50 Congress Street                 and Treasurer                                  Northeast Investors
Boston, MA                                                                        Growth Fund, Northeast
Age 46                                                                            Investors Management,
                                                                                  Inc.
Robert B. Minturn                  Trustee, Clerk, and Vice   22 years            Clerk and Trustee of     Northeast Investors
50 Congress Street                 President                                      the Trust                Growth Fund
Boston, MA
Age 63

Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                    Trustee                    51 years            Adviser to the
50 Congress Street                                                                accounting firm of
Boston, MA                                                                        Russell, Brier & Co.
Age 94
Fred L. Glimp                      Trustee                    22 years            Special Assistant to
1350 Massachusetts Ave.                                                           President and former
Cambridge, MA                                                                     Vice President for
Age 76                                                                            Alumni Affairs and
                                                                                  Development of Harvard
                                                                                  University
J. Murray Howe                     Trustee                    16 years            Of counsel to the law
One Post Office Square                                                            firm of Sullivan &
Boston, MA                                                                        Worcester
Age 78

Peter J. Blampied                  Trustee                    2 years             President of Corcoran    Access Capital
100 Grandview Road                                                                Management Co. Inc.,     Strategies, LLC
Braintree, MA 02184                                                               real estate
Age 60                                                                                                     Environmental Power
                                                                                                                Corp.

(1) The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

The Trustees have an Audit Committee consisting of Messrs. Russell, Glimp, Howe and Blampied. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The Committee held one meeting during the last fiscal year.

        The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

   The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

                          Name of Trustee                             Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
-----------------------------------------------------
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000
Robert B. Minturn, Jr.                                                Over $100,000
Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                                                       $50,001-$100,000
Fred L. Glimp                                                         Over $100,000
J. Murray Howe                                                        $10,001-$50,000
Peter J. Blampied                                                     Over $100,000

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2002 was 1,726,252 shares (.70%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

                            COMPENSATION OF TRUSTEES

        Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and President for each of the fiscal years ended September 30, 2000, 2001 and 2002 was $7,932,510, $6,390,935, and
$7,353,792, respectively.

        The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2002 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                       Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                      $2,503,430

Bruce H. Monrad, Chairman
and Trustee                                     $2,536,233

William A. Oates, Jr.,
President                                       $1,954,129

Gordon C. Barrett,
Executive Vice President
and Treasurer*                                  $  350,000

Robert B. Minturn, Vice President,
Clerk and Trustee                               $  240,000

C. Earl Russell, Trustee                        $   30,000

Fred L. Glimp, Trustee                          $   30,000

J. Murray Howe, Trustee                         $   30,000

Peter J. Blampied, Trustee                      $   30,000

 *Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require. No retirement benefits are provided by the Trust to any Trustee.




                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The independent accountants for the Trust are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Trust's filings with the SEC, and prepares the Trust's federal income and excise tax returns.

                                   BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2002.


                                                                                                      Average
                                                                                                     Amount of
                                                                                Average                 Debt
                                                         Amount of             Amount of           As a percentage
                                                            Debt                 Debt              of average net
Year Ended                                              Outstanding          Outstanding*              Assets*
----------                                              -----------          ------------              -------

September 30,

1993............................................           75,321,000              50,497,798              16.17%
1994............................................           54,363,000              41,432,102               7.42%
1995............................................            3,552,000              32,973,723               5.03%
1996............................................            8,331,405              88,985,931              10.35%
1997............................................                    0               4,166,183                .26%
1998............................................           90,826,838              36,630,591               1.59%
1999............................................          197,275,213              48,732,032               2.15%
2000............................................          127,443,774             163,418,832               9.80%
2001............................................                    0              42,175,565               3.18%
2002............................................                    0                       0               0.00%





                                   BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2002, the Trust engaged in portfolio transactions involving broker-dealers totaling $1,143,838,470. Of this amount $911,450 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $16,623. The remaining $1,142,927,020 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 2000 and 2001 brokerage commissions paid totaled $62,785 and $30,520, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2002 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

                           PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

        As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                               SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



                        TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30.5% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.



                                 CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

        From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:




Where:                  [(ERV/P)^1/N] - 1

P =     a hypothetical initial payment of $1,000
N =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all
dividends and distributions.   The Trust may also advertise total return
(a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2001 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b/cd + 1)^6 - 1] Where:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.


To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available The Trust's Annual Report contains additional performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.      Schedule of Investments as of September 30, 2002

2.      Statement of Assets and Liabilities as of September 30, 2002

3.      Statement of Operations for the Year Ended September 30, 2002

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2002

5.      Notes to Financial Statements for the year ended September 30, 2002

6.      Report of PricewaterhouseCoopers LLP, Independent Accountants


Schedule of Investments
September 30, 2002
Corporate Bonds & Notes                                                                  Value
Name of Issuer                                                  Principal               (Note B)
Apparel 1.30%
Polymer Group, Senior Sub. Notes Series B, 9%, 7/01/07 (a)      $5,100,000             $1,020,000
Polymer Group, Senior Sub. Notes Series B, 8.75%,
3/01/08 (a)                                                     18,922,000              3,784,400
Samsonite Corp. Senior Sub. Notes, 10.75%, 6/15/08              18,000,000             14,310,000
                                                                                       ----------
                                                                                       19,114,400

Building & Construction 0.43%
Aluma Enterprises, Inc., 7.5%, 12/31/01 (a)(e)                  1,665,386                 333,077
Henry Company Senior Notes Series B, 10%, 4/15/08               2,500,000               1,500,000
Nualt Enterprises, Inc., 6%,12/31/04 (e)                        7,042,799               4,481,925
                                                                                        ---------
                                                                                        6,315,002

Chemicals 5.95%
General Chemical Ind. Senior Sub. Notes, 10.625%,
5/01/09                                                         3,000,000               2,295,000
Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04 (a)       2,000,000               1,140,000
LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07 (a)         18,000,000                  45,000
Lyondell Senior Secured Notes Series B, 9.875%, 5/01/07 (b)    22,000,000              20,350,000
Lyondell Chemical Senior Sub. Notes, 10.875%, 5/01/09 (b)      10,000,000               8,275,000
Lyondell Chemical Senior Secured Notes, 11.125%, 7/15/12       20,000,000              19,400,000
Pioneer Americas Inc. Secured Notes, 10%, 12/31/08              7,371,655               5,086,442
Pioneer Americas Inc., FRN 5.355%, 12/31/06                     1,457,217                 976,335
Sterling Chemical Sen. Sub. Notes, 11.75%, 8/15/06 (a)         12,500,000               1,562,500
Sterling Chemical Sen. Sub. Notes Series A, 11.25%,
4/01/07 (a)                                                    30,025,000               3,753,125
Sterling Chemical Secured Notes, 12.375%, 7/15/06 (a)          23,990,000              24,709,700
                                                                                       ----------
                                                                                       87,593,102

Clothing 1.77%
St. John Knits Senior Sub. Notes, 12.5%, 7/1/09                10,000,000              10,500,000
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/05           40,725,000              12,217,500
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/08           11,750,000               3,348,750
                                                                                       ----------
                                                                                       26,066,250

Conglomerate 1.04%
Jordan Industries Sen. Sub. Disc. Notes Series B, 11.75%,
4/01/09                                                         6,616,713               1,323,343
Jordan Industries Senior Notes Series D, 10.375%, 8/01/07       9,500,000               5,510,000
Jordan Industries Senior Notes Series B, 10.375%, 8/01/07      14,500,000               8,410,000
                                                                                       ----------
                                                                                       15,243,343



Name of Issuer                                                  Principal               (Note B)
Electric Utilities 7.72%
Southern California Edison, 8.95%, 11/03/03 (b)               $60,000,000             $58,500,000
Pacific Gas & Electric Co. Senior FRN Notes, 7.575%,
10/31/01                                                       50,500,000              47,848,750
Pacific Gas & Electric Co. Senior Notes, 7.375%, 11/01/05       7,500,000               7,237,500
                                                                                       ----------
                                                                                      113,586,250

Energy/Natural Resources 10.94%
Contour Energy Co., Senior Secured Notes, 14%, 4/15/03          9,928,000               9,828,720
Giant Industries Sen. Sub. Notes, 11%, 5/15/12                  5,000,000               3,250,000
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (b) (c)                 20,000,000              21,000,000
KCS Energy Inc. Senior Sub. Notes, 8.875%, 1/15/06             12,500,000               8,531,250
Kelley Oil Senior Sub. Notes Series B, 10.375%, 10/15/06        7,500,000               2,625,000
Key Energy Senior Sub. Notes Series B, 14%, 1/15/09 (b)        10,235,000              11,821,425
Nuevo Energy Co. Senior Notes Series B, 9.5%, 6/01/08 (b)       8,250,000               8,363,437
Nuevo Energy Co. Senior Sub. Notes, 9.375%, 10/01/10            3,600,000               3,618,000
Parker Drilling Co. Senior Notes Series D, 10.125%, 11/15/09   19,195,000              18,235,250
Resource America, Inc. Senior Notes, 12%, 8/01/04               7,500,000               7,575,000
Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09 (b)        10,000,000               9,950,000
Swift Energy Co. Senior Sub. Notes, 9.375%, 5/01/12            18,000,000              17,370,000
Tesoro Petroleum Corp. Senior Sub. Notes, 9%, 7/01/08 (b)      14,000,000               7,980,000
Transocean Sedco. Forex Notes, 6.75%, 4/15/05                   1,840,000               1,974,633
Universal Compression Sen. Disc. Notes, 0/9.875%,
2/15/08 (d)                                                    22,500,000              22,275,000
Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07                    8,655,000               6,577,800
                                                                                      -----------
                                                                                      160,975,515

Entertainment 3.80%
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 3/15/09       19,000,000              16,957,500
AMC Entertainment, Inc. Senior Sub. Notes, 9.875%, 2/01/12     16,500,000              14,767,500
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 2/01/11       10,400,000               9,256,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 9.625%,
8/01/08                                                         3,000,000               2,805,000
Cinemark USA, Inc. Senior Sub. Notes Series D, 9.625%,
8/01/08                                                         6,500,000               6,045,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 8.5%,
8/01/08                                                         4,675,000               4,090,625
Regal Cinemas, Inc. Senior Sub. Notes Series B, 9.375%,
2/01/12                                                         2,000,000               2,050,000
                                                                                       ----------
                                                                                       55,971,625

Financial Services 1.05%
Finova Group, Inc. Notes, 7.5%, 11/15/09                        9,085,000               2,725,500
Metris Companies, Inc. Senior Notes, 10.125%, 7/15/06 (b)      15,000,000              11,250,000
Metris Companies, Inc. Senior Notes, 10%, 11/01/04              2,000,000               1,500,000
                                                                                       ----------
                                                                                       15,475,500



Name of Issuer                                                  Principal               (Note B)
Food & Beverage 1.10%
Chiquita Brands Senior Notes, 10.56%, 3/15/09                  $7,328,697              $7,621,845
Envirodyne Industries, Inc. Senior Notes, 10.25%, 12/01/01 (a) 20,395,000               6,373,438
Mrs. Fields Original Cookies Senior Sub. Notes, 10.125%,
12/01/04                                                        3,500,000               2,240,000
                                                                                       ----------
                                                                                       16,235,283

Food Processing 1.13%
Agrilink Foods, Inc. Senior Sub. Notes, 11.875%, 11/01/08       9,000,000               9,450,000
SC International Service Senior Sub. Notes Series B, 9.25%,
9/01/07 (b)                                                    11,600,000               7,192,000
                                                                                       ----------
                                                                                       16,642,000

Food Service 1.01%
Aurora Food, Inc. Senior Sub. Notes Series D, 9.875%,
2/15/07                                                         9,000,000               5,310,000
Aurora Food, Inc. Senior Sub. Notes Series B, 9.875%,
2/15/07                                                         4,500,000               2,655,000
Aurora Food, Inc. Senior Sub., 8.75%, 7/01/08                   8,250,000               4,537,500
B&G Foods Senior Sub. Notes Series D, 9.625%, 8/01/07           2,250,000               2,289,375
                                                                                       ----------
                                                                                       14,791,875

Gaming 9.73%
Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07 (b)               25,000,000              25,812,500
Fitzgeralds Gaming Corp. Senior Sec. Notes, 12.25%,
12/15/04 (a)                                                    1,069,009                 374,153
Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06      90,530,000              66,992,200
Venetian Casino/Las Vegas Sands, 11%, 6/15/10                  50,000,000              50,000,000
                                                                                      -----------
                                                                                      143,178,853

Grocery Stores 3.07%
Fleming Co., Inc. Senior Sub. Notes, 9.875%, 5/01/12           21,000,000              11,130,000
Fleming Co., Inc. Senior Sub. Notes Ser D, 10.625%, 7/31/07    15,000,000               9,000,000
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08 (b)           14,000,000              10,640,000
Fleming Co., Inc. Convertible Notes, 5.25%, 3/15/2009           3,000,000               1,080,000
Fleming Co., Inc. Senior Notes, 9.25%, 6/15/10                  4,309,000               3,145,570
Pathmark Stores, Inc. Senior Sub. Notes 8.75%, 2/01/12          1,000,000                 930,000
Penn Traffic Senior PIK Notes, 11%, 6/29/09                    10,032,560               9,179,792
                                                                                       ----------
                                                                                       45,105,362

Health Care Supplies 0.03%
Global Health Sciences Company Senior Notes, 11%,
5/1/08 (a) (e)                                                  5,000,000                 400,000


Hotels 0.69%
Lodgian Financing Corp. Senior Sub. Notes, 12.25%, 7/15/09     18,500,000              10,082,500


Name of Issuer                                                  Principal               (Note B)
Manufacturing/Service Industry 1.83%
Blount, Inc. 7%, 6/15/05 (b)                                  $14,505,000             $12,329,250
Haynes International Senior Notes, 11.625%, 9/01/04            10,000,000               7,300,000
Key Components LLC Senior Notes, 10.5%, 6/01/08                 7,500,000               7,312,500
                                                                                       ----------
                                                                                       26,941,750

Metals & Mining 2.31%
Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07 (a)           20,000,000                   2,000
CF&I Acquisition Term Loan, 9.5%, 3/31/03                       1,213,672               1,155,250
Golden Northwest Aluminum, First Mortgage Notes, 12%,
12/15/06                                                       12,500,000               4,750,000
Inland Steel Corp. First Mortgage Nts. Series R, 7.9%,
1/15/07 (b)                                                     6,500,000               3,477,500
Kaiser Aluminum Chemical Corp. Sen. Sub. Notes, 12.75%,
2/01/03 (a)                                                    46,230,000               5,547,600
Kaiser Aluminum Chemical Corp. Sen. Nts. Ser. B, 10.875%,
10/15/06 (a)                                                   12,000,000               8,160,000
Kaiser Aluminum Chemical Corp. Series D, 10.875%,
10/15/06 (a)                                                    1,500,000               1,020,000
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (a)             8,000,000                  10,000
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (a)          7,500,000                   9,375
National Steel Corp. First Mortgage Notes, 8.375%,
8/01/06 (a)                                                     3,000,000               1,020,000
Ormet Corp. Senior Notes, 11%, 8/15/08 (b)                     15,000,000               8,850,000
                                                                                       ----------
                                                                                       34,001,725

Miscellaneous Manufacturing 1.15%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06               6,645,000               3,654,750
Evenflo Company, Inc. Senior Notes Series B, 11.75%,
8/15/06 (a)                                                     7,000,000                 490,000
Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08            9,000,000               9,281,250
LLS Corporation Senior Sub. Notes, 11.625%, 8/01/09 (a)         6,000,000                 300,000
Remington Product Co. Sen. Sub. Notes Series D, 11%,
5/15/06                                                         4,000,000               3,200,000
                                                                                       ----------
                                                                                       16,926,000
Oil/Gas Exploration 1.02%
Comstock Resources Inc. Senior Notes, 11.25%, 5/01/07 (b)      14,500,000              15,080,000


Packaging and Container 1.84%
Owens-Illinois, Inc. Senior Notes, 7.85%, 5/15/04 (b)          14,000,000              13,300,000
Owens-Illinois, Inc. Senior Notes, 7.15%, 5/15/05 (b)          15,000,000              13,800,000
                                                                                       ----------
                                                                                       27,100,000

Paper/Forest Products 1.69%
American Tissue, Inc. Senior Secured Notes, 12.5%,
7/15/06 (a)                                                    16,000,000               3,200,000
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (a)                14,950,000                  56,063
Four M Corporation Senior Notes, Series B, 12%, 6/01/06         1,500,000               1,545,000
Maxxam Group Holdings, Inc. Senior Notes Series B, 12%,
8/01/03                                                        11,000,000              10,697,500
Stone Container Corp. Senior Notes, 11.5%, 8/15/06 (b)          9,000,000               9,405,000
                                                                                       ----------
                                                                                       24,903,563

Products and Manufacturing 1.42%
Motors and Gears, Inc. Senior Notes Series D, 10.75%,
11/15/06 (b)                                                   22,410,000              20,897,325


Recreation 2.32%
Coast Hotels & Casino Company Gtd. Notes, 9.5%,
4/01/09 (b)                                                    15,000,000              15,675,000
Greenmarine Holdings Debentures, 9.125%, 4/15/17 (a)            9,750,000                  12,187
Hollywood Park Inc., Senior Sub. Notes Series B, 9.25%,
2/15/07                                                        21,307,000              18,430,555
Outboard Marine Corp. Senior Notes Series B, 10.75%,
6/01/08 (a)                                                     8,000,000                  10,000
                                                                                       ----------
                                                                                       34,127,742

Retail 1.16%
Eye Care Centers of America, Inc. Senior Notes, 9.125%,
5/01/08                                                        10,000,000               8,337,500
Eye Care Centers Sub. Nts. FRN, 6.078%, 5/01/08                 5,000,000               3,500,000
National Vision Senior Notes, 12%, 3/30/09                      8,013,485               5,208,765
                                                                                       ----------
                                                                                       17,046,265

Retail Food Chains 4.67%
Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08       58,768,700              44,076,525
American Restaurant Group Senior Notes Series D, 11.5%,
11/01/06 (b)                                                   15,886,000              14,416,545
FRD Acquisition Senior Notes Series B, 12.5%, 7/15/04 (a)      15,000,000               1,368,750
Foodmaker Inc., 8.375%, 4/15/08                                 3,700,000               3,737,000
Planet Hollywood Secured, 10%, 5/09/05 (a)                      3,000,000                 300,000
Romacorp, Inc. Senior Notes, 12%, 7/01/06 (b)                   7,500,000               4,856,250
                                                                                       ----------
                                                                                       68,755,070

Transportation 0.73%
Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09 (b)            10,000,000              10,728,300

Miscellaneous 0.14%
Hines Horticulture Senior Sub. Notes Series B, 12.75%,
10/15/05                                                        1,951,000               2,029,040
Mosler, Inc. Senior Notes, 11%, 4/15/03 (a)                    10,340,000                  25,850
                                                                                        ---------
                                                                                        2,054,890

Total Corporate Bonds & Notes  71.04%
(cost $1,498,112,088)                                                              $1,045,339,490

Foreign Bonds                                                                           Value
Name of Issuer                                                  Principal               (Note B)
Foreign Bonds  1.82%
Brazil C Bond Debentures, 8%, 4/15/14                         $12,314,117              $6,018,525
Argentina Global Bonds, 12%, 6/19/31 (a)                       34,249,578               6,062,175
Republic of Brazil Discount Ser Z-L, 14.5%, 10/15/09           26,366,000              14,633,130
Euro Stabilization Advances, 12/15/26 (f) GBP                     133,613                  54,489
                                                                                      -----------
Total Foreign Bonds (cost $56,010,721)                                                $26,768,319

Stocks                                                          Number of
Name of Issuer                                                  Shares
Common Stocks 7.04%
Chiquita Brands, Inc. (f)                                       1,039,148              16,054,837
Chubb Corp. (b)                                                   300,000              16,449,000
Darling International, Inc. (f)                                   745,530                 708,254
Denny s Corp. (f)                                               1,217,762                 925,499
Dictaphone, Inc. (f)                                              225,489               1,183,817
Homefed Corp. (f)                                                  72,000                  71,280
International Airline Support Group (f)                           224,540                 154,932
JPS Capital (f)                                                 1,038,823               4,207,233
J P Morgan Chase & Co.                                            370,000               7,026,300
MAXXAM, Inc. (f)                                                  200,000               1,480,000
National Vision Inc. (f)                                          349,784                 262,338
NL Industries                                                     528,300               7,665,633
Nualt Enterprises (e) (f)                                          10,752                     108
Ontario Limited (e)                                                 1,773                       6
Pathmark Stores (f)                                             1,600,398              14,643,642
Penn Traffic Common (f)                                         1,906,164              12,447,251
Pioneer America (f)                                               282,700               1,060,125
Planet Hollywood (f)                                              132,500                   1,325
Prandium (f)                                                      869,935                 956,928
Safelite Glass Corp., Class B (e) (f)                             109,677               1,076,467
Safelite Realty Corp. (e) (f)                                       7,403                      66
Smurfit-Stone Container (f)                                       257,142               3,229,703
Tokheim (f)                                                       163,841                  24,576
Trilanco 2 Limited (e) (f)                                             98                       1
Trilanco 3 Limited (e) (f)                                             98                       1
Walter Industries, Inc.                                           500,000               6,140,000
WestPoint Stevens, Inc. (b) (f)                                 1,600,000               1,568,000
Zions Bancorporation                                              145,600               6,337,968
                                                                                     ------------
Total Common Stocks (cost $264,948,991)                                              $103,675,290

Preferred Stock
Preferred Stock 0.32%
American Restaurant Group, PIK 12% (e)                              6,360               4,770,000
                                                                                       ----------
Total Preferred Stocks (cost $6,007,415)                                               $4,770,000


                                                                Number of
                                                                Shares or               Value
Warrants                                                        Units                   (Note B)
Warrants 0.13%
American Restaurant Group Warrants (f)                              3,500                     $35
Dictaphone Warrants (f)                                           203,566                  25,446
Key Energy Service Warrants (f)                                    15,000                 840,000
Safelite Glass Corp. A Warrants (e) (f)                           268,788                 596,946
Safelite Glass Corp. B Warrants (e) (f)                           179,192                 383,521
Tokheim Jr. Warrants (f)                                          101,133                   1,012
                                                                                       ----------
Total Warrants   (cost $9,265,599)                                                     $1,846,960


U.S. Short Term Securities                                                              Principal
U.S. Short Term Securities 16.96%
US Treasury Bill, 10/03/02                                     50,000,000              49,995,500
US Treasury Bill, 10/17/02                                     25,000,000              24,982,500
US Treasury Bill, 11/21/02                                     50,000,000              49,890,000
US Treasury Bill, 11/29/02                                     50,000,000              49,872,000
US Treasury Bill, 12/05/02                                     75,000,000              74,790,000
Total US Government Obligations                                                       -----------
(cost $249,508,035)                                                                  $249,530,000

Repurchase Agreement 0.22%
Investors Bank & Trust Repurchase Agreement, 1.01% due
10/01/02 $3,202,710*                                                                    3,202,710
Total Repurchase Agreement                                                              ---------
(cost $3,202,710)                                                                      $3,202,710

Total Investments  97.53%
(cost $2,087,055,559)                                                              $1,435,132,769
                                                                                   --------------
Net Other Assets   2.47%                                                               36,337,225
                                                                                   --------------
Net Assets  100%                                                                   $1,471,469,994
                                                                                   --------------

* Acquired on September 30, 2002. Collateralized by $3,363,252 of U.S. Government mortgage-backed securities due 12/01/22. The maturity value is $3,202,800.
(a) Non-income producing security due to default or bankruptcy filing.
(b) All or a portion of security has been pledged to collateralize short-term borrowings.
(c) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(d) Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(e) Security is fair valued as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(f) Non-income producing security.
PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
September 30, 2002
Assets
Investments at market value (cost 2,087,055,559)                $1,435,132,769
Receivable for interest                                             36,639,393
Receivable for investments sold                                      1,163,187
Receivable for shares sold                                           1,698,941
Receivable for dividends                                               105,000
                                                                 -------------
Total Assets                                                     1,474,739,290

Liabilities
Payable for shares repurchased                                      $1,181,162
Payable for trustee fees                                             1,841,591
Accrued expenses                                                       246,543
                                                                     ---------
Total Liabilities                                                    3,269,296

Net Assets                                                      $1,471,469,994

Net Assets Consist of:
Capital, at a $1.00 par value                                     $208,979,224
Paid in surplus                                                  2,010,862,125
Distribution in excess of net investment income                     (4,441,828)
Accumulated net realized loss on investments                       (92,006,737)
Net unrealized depreciation of investments                        (651,922,790)
                                                                --------------
Net Assets                                                      $1,471,469,994

Net Asset Value, offering price and redemption price per share
($1,471,469,994/208,979,224 shares)                                     $7.05
                                                                        -----

The accompanying notes are an integral part of the financial statements.


Statement of Operations
Year Ended September 30, 2002
Investment Income
Interest                                                          $131,232,018
Dividends                                                            1,519,320
Other Income                                                           261,967
                                                                   -----------
Total Income                                                       133,013,305

Expenses
Trustee fees                                                        $7,353,792
Administrative expenses and salaries                                 1,345,735
Computer and related expenses                                          397,070
Legal fees                                                             275,892
Commitment fees                                                        200,402
Printing, postage and stationery fees                                  144,567
Auditing fees                                                           96,250
Insurance                                                               45,512
Registration and filing fees                                            38,400
Custodian fees                                                          18,440
Telephone                                                               18,110
Other expenses                                                          10,641
                                                                     ---------
Total Expenses                                                       9,944,811
                                                                   -----------
Net Investment Income                                              123,068,494
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions              (89,737,960)
Change in unrealized appreciation/(depreciation) of investments      9,658,656
                                                                   -----------
Net Increase in Net Assets Resulting from Operations               $42,989,190
                                                                   -----------
The accompanying notes are part of the financial statements.


Statements of Changes
in Net Assets
                                                        Year Ended                      Year Ended
                                                        September 30,                   September 30,
                                                        2002                            2001
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                   $123,068,494                    $147,399,957
Net realized gain (loss) from investment transactions    (89,737,960)                    (11,591,104)
Change in unrealized (depreciation) of investments         9,658,656                    (243,981,524)
                                                        ------------                    ------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                           42,989,190                    (108,172,671)
                                                        ------------                    ------------
Distributions to Shareholders from Net Investment
Income                                                  (123,928,252)                   (156,028,429)
                                                        ------------                    ------------
From Net Trust Share Transactions                        380,267,157                       5,750,557
                                                        ------------                    ------------
Total Increase (Decrease) in Net Assets                  299,328,095                    (258,450,543)

Net Assets:
Beginning of Period                                    1,172,141,899                   1,430,592,442
                                                      --------------                  --------------
End of Period                                         $1,471,469,994                  $1,172,141,899
                                                      --------------                  --------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                Year Ended September 30,
                                                2002#           2001            2000            1999            1998
Per Share Data....
Net Asset Value:
Beginning of Period                             $7.42           $9.08           $10.08          $10.42          $11.79
Income From Investment Operations:
Net investment income                            0.65            0.92             1.02            1.05            1.01
Net realized and unrealized gain (loss) on
investment                                      (0.35)          (1.61)           (0.90)          (0.23)          (1.42)
                                                 ----           -----            -----            -----          -----
Total from investment operations                 0.30           (0.69)            0.12            0.82           (0.41)
                                                 ----           -----            -----            -----          -----
Less Distributions:
Net investment income                           (0.67)          (0.97)           (1.12)          (0.98)          (0.96)
Capital Gain                                                                                     (0.18)
                                                 ----           -----            -----           ------          -----
Net Asset Value:
End of Period                                   $7.05           $7.42            $9.08          $10.08          $10.42

Total Return                                     4.00%          (8.18%)           1.29%           7.99%          (4.13%)
Ratios & Supplemental Data
Net assets end of period (in millions)        $1,471.5         $1,172.1         $1,430.1        $2,059.1        $2,046.7
Ratio of operating expenses to average net
assets*                                         0.70%           0.86%             1.22%           0.73%           0.70%
Ratio of interest expense to average net
assets                                          0.00%           0.21%             0.61%           0.12%           0.09%
Ratio of net investment income to average
net assets                                      8.61%          11.10%            10.84%           9.99%           8.73%
Portfolio turnover rate                        17.61%          22.03%             3.80%          27.00%          63.80%
* Includes Interest Expense When Applicable
  Per Share Data calculated using the Average Share Method
#As required, effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and
Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by
$0.01, increase net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to
September 30, 2002 have not been restated to reflect this change in presentation.


Notes to Financial Statements for the
year ended September 30, 2002

Note A Organization
Northeast Investors Trust (the Trust), a diversified open end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B Significant Accounting Policies

Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. The market value of securities fair valued by the Board of Trustees on September 30, 2002 was 12,042,118, which represented .82% of net assets.

Federal Income Taxes: It is the Trust s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust s distributions and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Trust, but will result in a $4,302,465 reduction in cost of securities and a corresponding $4,302,465 decrease in net unrealized depreciation. The effect of this change, for the year ended September 30, 2002, was to decrease net investment income by $1,986,561, decrease net unrealized depreciation by $1,570,456 and decrease net realized losses by $416,105. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C Trustees Compensation
Trustees compensation has been computed at the rate of 1 /8 of 1% of the net assets (before deduction of accrued Trustees compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The total number of the Trust s shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2002 was 1,560,467 shares (.75%).

Note D Shares of Beneficial Interest
At September 30, 2002, there were unlimited shares of beneficial interest authorized with a par value of $1.00 Transactions in shares of beneficial interest were as follows:

                                                                Year Ended                      Year Ended
                                                                September 30, 2002              September 30, 2001
                                                       Shares          Amount          Shares          Amount
Shares Sold                                        165,947,515     $1,240,005,194    98,020,027    $818,255,734
Shares issued to shareholders
in reinvestment of distributions
from net investment income                          11,978,945         88,186,763    12,263,153     101,482,103
                                                   -----------     --------------    ----------    ------------
                                                   177,926,460      1,328,191,957   110,283,180     919,737,837

Shares repurchased                                (127,050,410)      (947,924,800) (109,828,931)   (913,987,280)
                                                   -----------     --------------   -----------     -----------
Net Increase (Decrease)                             50,876,050       $380,267,157       454,249      $5,570,557


Note E Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $364,861,530 and $235,656,484 respectively, for the period ended September 30, 2002.

Note F Short term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2002 the Trust had unused lines of credit amounting to $200,000,000 and there was no outstanding balance.

Notes to the Financial Statements
continued
The committed lines of credit may be terminated at the bank s option at their annual renewal dates.
Average amount outstanding (total of daily outstanding principal balances divided by number of days with debt outstanding during the period) $19,663,586
Average annualized interest rate                                         2.33%

Note G-Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note H Additional Tax Information
The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:
Distributions paid from:
Ordinary income                                                 $123,928,252
As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:
Undistributed earnings (distributions in excess of)
ordinary income net                                               11,097,726
Capital loss carryforward                                         (2,610,851)
Timing Differences (post October losses)                         (89,395,886)
Unrealized gains (losses) net                                   (658,675,711)
Total accumulated earnings (losses) net                         (739,584,722)
Capital loss carryforward years of expiration                     (2008-2010)
At September 30, 2002 the Fund s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:
Tax cost
Gross unrealized gain                                              20,856,067
Gross unrealized loss                                            (679,531,778)
Net unrealized security gain (loss)                              (658,675,711)

Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Trust (the Trust) at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Trust s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of investments owned at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
November 20, 2002
Boston, Massachusetts